CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO

Supplement to Prospectus dated May 1, 2017 and

Summary Prospectus dated May 1, 2017

The following is inserted immediately beneath the bar chart under “Performance” in the Summary Prospectus and immediately beneath the bar chart under “Performance” in “Portfolio Summaries – Calvert VP EAFE International Index Portfolio” in the Prospectus:

For the ten years ended December 31, 2016, the highest quarterly total return for Class I was 24.68% for the quarter ended June 30, 2009 and the lowest quarterly return was

-20.13% for the quarter ended September 30, 2011.

May 12, 2017	25990 5.12.17